                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

  The following table sets forth certain information concerning the principal subsidiaries of the Company.

                                 State or Other
          Name            Jurisdiction of Incorporation
          ----            -----------------------------
Varian Associates Limit-
 ed.....................             USA, CA
Varian Realty, Inc......             USA, CA
Varian BioSynergy,
 Inc....................             USA, DE
Varian UK Ltd...........             USA, DE
Varian Medical Systems
 Latin America, Ltd.....             USA, DE
Varian Oncology Systems
 China, Ltd.............             USA, DE
Varian Medical Systems
 India Pvt. Ltd.........             USA, DE
Varian Medical Systems
 Pacific, Inc...........             USA, DE
Varian Medical Systems
 Canada, Inc............             USA, DE
Healthcare Technologies
 International, L.L.C...             USA, DE
Page Mill Corporation...             USA, MA
Mansfield Insurance Com-
 pany...................             USA, VT
Varian Medical Systems
 Australasia Pty Ltd....            Australia
Varian Medical Systems
 Gesellschaft m.b.H.....             Austria
Varian Medical Systems
 Belgium N.V............             Belgium
Varian Medical Systems
 Brazil Limitada........             Brazil
Varian Oncology Services
 Scandinavia AS.........             Denmark
Varian Oncology Services
 Finland OY.............             Finland
Varian Medical France
 S.A.S..................             France
Varian Oncology Services
 Generale, SARL.........             France
Varian Medical Systems
 Deutschland G.m.b.H....             Germany
Varian Medical Systems
 Italia S.p.A...........              Italy
Varian Medical Systems
 K.K....................        Japan & Delaware
Nippon Oncology Systems,
 Ltd....................              Japan
Varian FSC B.V. ........           Netherlands
Varian Medical Systems
 Nederland B.V..........           Netherlands
Varian Medical Systems
 Iberica S.L............              Spain
Varian Medical Systems
 International A.G......           Switzerland
Varian TVT Limited......         United Kingdom
Varian Medical Systems
 UK Ltd.................         United Kingdom
Varian Philippines,
 Ltd....................             USA, DE
Varian Medical Systems
 New Zealand (not ac-
 tive)..................             USA, DE